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                  NICHOLAS - APPLEGATE(R) INSTITUTIONAL FUNDS

              SUPPLEMENT TO MULTI-CLASS AND CLASS R PROSPECTUSES
               FOR HIGH YIELD BOND FUND DATED JANUARY 23, 2006

                               FEBRUARY 8, 2006



THE PRINCIPAL INVESTMENTS SECTION IS AMENDED AS FOLLOWS:

Normally, the Fund invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade. Below investment grade bonds are generally those rated below BBB by S&P or Baa and lower by Moody's Investor Services or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy. For a description of these ratings, see "Bond Quality" beginning on page 55. Securities may bear rates that are fixed, variable or floating and the Fund invests across the entire range of maturities of corporate bonds rated below investment grade.